Security Information








Security Purchased


CUSIP
172967ER8


Issuer
CITIGROUP INC


Underwriters
Citigroup, DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch, BoA, Barclays, BNP
Paribas, Credit Suisse, Greenwich Capital, RBC
Capital Markets, TD Securities, Guzman & Co,
Jackson Securities, Loop Capital Markets, Muriel
Siebert, Sandler O'Neill, Toussaint Capital
Partners, Utendahl Capital Partners, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
C FRN 4/30/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/21/2008


Total amount of offering sold to QIBs
6,000,000,000


Total amount of any concurrent public offering
0


Total
6,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
A2/A


Current yield
8.40%


Benchmark vs Spread (basis points)
512 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
80,000
 $                     80,000
0.00%



DWS Core Fixed Income Fund
DWS
530,000
 $                   530,000
0.01%



DWS Core Plus Income Fund
DWS
235,000
 $                   235,000
0.00%



DWS High Income Fund
DWS
6,640,000
 $
6,640,000
0.11%



DWS High Income Plus Fund
DWS
1,325,000
 $
1,325,000
0.02%



DWS High Income Trust
DWS
800,000
 $                   800,000
0.01%



DWS Multi Market Income Trust
DWS
500,000
 $                   500,000
0.01%



DWS Short Duration Plus Fund
DWS
115,000
 $                   115,000
0.00%



DWS Strategic Income Fund
DWS
490,000
 $                   490,000
0.01%



DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.00%



Total

10,845,000
 $
10,845,000
0.18%











^The Security and Fund Performance
 is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
59018YN64


Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, Barclays, CIBC, Citigroup, DBSI,
Greenwich Capital Markets, Mizuho Securities,
PNC Capital Markets, RBC Capital Markets,
SunTrust Robinson Humphrey, Wachovia, Wells
Fargo, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 6.875 4/25/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/22/2008


Total amount of offering sold to QIBs
5,500,000,000


Total amount of any concurrent public offering
0


Total
5,500,000,000


Public offering price
99.91


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A1/A+


Current yield
6.88%


Benchmark vs Spread (basis points)
320 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
65,000
 $                     64,944
0.00%



DWS Core Fixed Income Fund
DWS
495,000
 $                   494,574
0.01%



DWS High Income Fund
DWS
3,155,000
 $                 3,152,287
0.06%



DWS High Income Plus Fund
DWS
630,000
 $                   629,458
0.01%



DWS High Income Trust
DWS
380,000
 $                   379,673
0.01%



DWS Multi Market Income Trust
DWS
425,000
 $                   424,635
0.01%



DWS Strategic Income Fund
DWS
1,465,000
 $                 1,463,740
0.03%



DWS Strategic Income Trust
DWS
110,000
 $                   109,905
0.00%



DWS Strategic Income VIP
DWS
310,000
 $                   309,733
0.01%



DWS Short Duration Plus Fund
DWS
65,000
 $                     64,944
0.00%



Total

7,100,000
 $                 7,093,894
0.13%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
 If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
75281AAJ8


Issuer
RANGE RESOURCES CORP


Underwriters
BoA, JP Morgan, Barclays, BBVA, BMO Capital
Markets, Calyon, Capital One, Citigroup, Comerica
Securities, Credit Suisse, DBSI, Fortis Securities,
Keybanc Capital Markets, Natixis Bleichroeder,
RBC Capital Markets, Scotia Capital, Societe
Generale, SunTrust Robinson Humphrey,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
RRC 7.25% 5/1/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba3/BB


Current yield
7.25%


Benchmark vs Spread (basis points)
351 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
15,000
 $                     15,000
0.01%



DWS Balanced VIP
DWS
10,000
 $                     10,000
0.00%



DWS High Income Fund
DWS
570,000
 $                   570,000
0.23%



DWS High Income Plus Fund
DWS
115,000
 $                   115,000
0.05%



DWS High Income Trust
DWS
70,000
 $                     70,000
0.03%



DWS High Income VIP
DWS
75,000
 $                     75,000
0.03%



DWS Lifecycle Long Range Fund
DWS
10,000
 $                     10,000
0.00%



DWS Multi Market Income Trust
DWS
45,000
 $                     45,000
0.02%



DWS Short Duration Plus Fund
DWS
25,000
 $                     25,000
0.01%



DWS Strategic Income Fund
DWS
45,000
 $                     45,000
0.02%



DWS Strategic Income Trust
DWS
10,000
 $                     10,000
0.00%



DWS Strategic Income VIP
DWS
10,000
 $                     10,000
0.00%



Total

1,000,000
 $                 1,000,000
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
28336LBR9


Issuer
EL PASO NATURAL GAS


Underwriters
DBSI, Goldman Sachs, JP Morgan, BoA, Credit
Suisse, RBS Greenwich Capital, Scotial Capital,
Societe Generale, UniCredit SpS


Years of continuous operation, including predecessors
> 3 years


Security
EP 7.25% 6/1/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/22/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.80%


Rating
Ba3/BB-


Current yield
7.25%


Benchmark vs Spread (basis points)
333 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
125,000
 $                   125,000
0.02%



DWS Balanced VIP
DWS
40,000
 $                     40,000
0.01%



DWS High Income Fund
DWS
4,675,000
 $                 4,675,000
0.78%



DWS High Income Plus Fund
DWS
925,000
 $                   925,000
0.15%



DWS High Income Trust
DWS
570,000
 $                   570,000
0.10%



DWS High Income VIP
DWS
630,000
 $                   630,000
0.11%



DWS Lifecycle Long Range Fund
DWS
55,000
 $                     55,000
0.01%



DWS Multi Market Income Trust
DWS
365,000
 $                   365,000
0.06%



DWS Short Duration Plus Fund
DWS
85,000
 $                     85,000
0.01%



DWS Strategic Income Fund
DWS
340,000
 $                   340,000
0.06%



DWS Strategic Income Trust
DWS
100,000
 $                   100,000
0.02%



DWS Strategic Income VIP
DWS
90,000
 $                     90,000
0.02%



Total

8,000,000
 $                 8,000,000
1.33%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
 a security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
87612BAA0


Issuer
TARGA RESOURCES PARTNERS


Underwriters
BoA, Credit Suisse, DBSI, BNP Paribas, Lehman
Brothers, Merrill Lynch, Piper Jaffray, RBC
Dominion Securities, RBS Greenwich Capital,
Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
NGLS 8.25% 7/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
8.25%


Benchmark vs Spread (basis points)
418 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
45,000
 $                     45,000
0.02%



DWS Balanced VIP
DWS
15,000
 $                     15,000
0.01%



DWS High Income Fund
DWS
1,735,000
 $                 1,735,000
0.69%



DWS High Income Plus Fund
DWS
345,000
 $                   345,000
0.14%



DWS High Income Trust
DWS
215,000
 $                   215,000
0.09%



DWS High Income VIP
DWS
235,000
 $                   235,000
0.09%



DWS Lifecycle Long Range Fund
DWS
20,000
 $                     20,000
0.01%



DWS Multi Market Income Trust
DWS
145,000
 $                   145,000
0.06%



DWS Short Duration Plus Fund
DWS
40,000
 $                     40,000
0.02%



DWS Strategic Income Fund
DWS
130,000
 $                   130,000
0.05%



DWS Strategic Income Trust
DWS
40,000
 $                     40,000
0.02%



DWS Strategic Income VIP
DWS
35,000
 $                     35,000
0.01%



Total

3,000,000
 $                 3,000,000
1.20%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
226566AH0


Issuer
CRICKET COMMUNICATIONS INC


Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
LEAP 10% 7/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2008


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
615 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
155,000
 $                   155,000
0.05%



DWS Balanced VIP
DWS
50,000
 $                     50,000
0.02%



DWS High Income Fund
DWS
5,880,000
 $                 5,880,000
1.96%



DWS High Income Plus Fund
DWS
1,180,000
 $                 1,180,000
0.39%



DWS High Income Trust
DWS
730,000
 $                   730,000
0.24%



DWS High Income VIP
DWS
780,000
 $                   780,000
0.26%



DWS Lifecycle Long Range Fund
DWS
70,000
 $                     70,000
0.02%



DWS Multi Market Income Trust
DWS
495,000
 $                   495,000
0.17%



DWS Strategic Income Fund
DWS
430,000
 $                   430,000
0.14%



DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.04%



DWS Strategic Income VIP
DWS
100,000
 $                   100,000
0.03%



Total

10,000,000
 $               10,000,000
3.33%











^The Security and Fund Performance is
calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales of
 a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.